SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported) December 22, 2000

                          ARROW ELECTRONICS, INC.
                          -----------------------
             (Exact Name of Registrant as Specified in Charter)


        NEW YORK                  1-4482            11-1806155
-------------------------   ----------------   -------------------
(State or Other Juris-     (Commission File    (IRS Employer
 diction of Incorporation)  Number)             Identification No.)


25 HUB DRIVE, MELVILLE, NEW YORK                      11747
--------------------------------                  -------------
(Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code #(516) 391-1300


                               N/A
-------------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)


Item 2.  Acquisitions or Disposition of Assets.

On October 16, 2000 Arrow Electronics, Inc. completed its previously announced acquisition of Wyle Components and Wyle Systems (the "Wyle Electronics Group"), part of the electronics distribution business of Germany-based E.ON AG (formerly VEBA AG).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

7.(a) The audited combined financial statements as of and for the year ended December 31, 1999 of the Wyle Electronics Group were filed on Form 8-K on September 1, 2000. Combined financial statements of the Wyle Electronics Group as of and for the nine months ended September 30, 2000 are included herein.

7.(b)  Pro forma financial statements.

                                SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARROW ELECTRONICS, INC.



Date:  December 22, 2000                By: /s/ Robert E. Klatell
                                            ---------------------
                                            Name:  Robert E. Klatell
                                            Title:  Executive Vice President

Wyle Electronics Group
Notes to Combined Financial Statements
(amounts in thousands)

1. Organization and Summary of Significant Accounting Policies

Nature of operations

Wyle Electronics Group ("Wyle" or the "Company") is a wholly owned subsidiary of VEBA Electronics, LLC which is a wholly owned subsidiary of VEBA Corporation, a US corporation, which is indirectly owned by E.ON AG, a German company. Wyle is an operating company within the VEBA Electronics Group. VEBA Electronics Group is a combination of companies indirectly owned by E.ON AG, which is in the business of electronics distribution, marketing semiconductors and computer products, as well as providing value-added services. These services include complex materials management systems and engineering design for application-specific integrated circuits, including field programmable logic devices.

On August 7, 2000, a consortium consisting of three entities entered into a share purchase agreement to purchase the VEBA Electronics Group from E.ON AG. On October 17th, 2000 the acquisition was finalized, with Arrow Electronics, Inc. acquiring the Wyle Electronics Group. The affect of this transaction is not reflected in the accompanying financial statements.

Basis of presentation

The combined financial statements include companies that comprise the Wyle Electronics Group. Ownership of the group companies is not consolidated within a single entity owned by Wyle Electronics. These combined financial statements include, among other things, allocations of certain VEBA Electronics Group corporate assets, liabilities (including profit sharing and pension benefits) and expenses (including legal, accounting, employee benefits, insurance services, information technology services, treasury and other corporate overhead) to Wyle. These amounts have been allocated to Wyle on the basis that is considered by management to reflect most fairly or reasonably the utilization of the services provided to or the benefit obtained by Wyle. Typical measures and activity indicators used for allocation purposes include headcount, sales revenue and payroll expense. The Company's management believes that the methods used to allocate these amounts are reasonable. However, these allocations are not necessarily indicative of the amounts that would have been or that will be recorded by the Company on a stand-alone basis. All significant intercompany balances and transactions between combined companies have been eliminated. The accounts of the following companies were included in the combined financial statements: Wyle Electronics, Wyle Distribution Group Santa Clara, Inc., Wyle Ginsbury Electronics, Inc., Wyle Electronics Ltd. (Barbados), Wyle Electronics Canada Corp., Wyle Electronics Caribbean Corp., Redwing of California, Inc., Wyle Electronics de Mexico s de (Mexico), Wyle Systems LLC, Atlas Business Services LLC, Atlas Services LLC, and EBV Electronic Holdings, Inc.

The accompanying combined financial statements reflect all adjustments, consisting only of normal recurring accruals, which are, in the opinion of management, necessary for a fair presentation of the combined financial position and results of operations at and for the periods presented. Such financial statements do not include all the information or footnotes necessary for a complete presentation and, accordingly, should be read in conjunction with the Company's audited combined financial statements for the year ended
December 31, 1999 and the notes thereto filed on Arrow Electronics, Inc. Form 8-K dated September 1, 2000. The results of operations for the interim period are not necessarily indicative of results for the full year.

Impact of Recently Issued Accounting Standards

In June 1998, the Financial Accounting Standards Board issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement is required to be adopted effective January 1, 2001. The Statement will require the Company to recognize all derivatives on the balance sheet at fair value. Gains and losses resulting from changes in the value of the derivatives would be accounted for depending on the intended use of the derivative and whether it qualifies for hedge accounting. The Company does not utilize derivative financial instruments. Due to the company's limited use of derivative financial instruments, adoption of Statement No. 133 is not expected to have an effect on the company's combined results of operations, financial position, or cash flows.

2. Segment Information

Wyle Electronics Group distributes electronics components and systems. The components business concentrates on the in-process distribution of semiconductor parts and products to manufacturers and the systems business concentrates on the wholesale distribution of final products to value-added resellers, original equipment manufacturers and retailers.

Wyle Electronics represents the electronics components business, which distributes active, mainly non-commodity, electronics components such as microprocessors and microcontrollers to industrial semiconductor customers for use in manufactured products. The electronics components business also provides technical customer consultations, supply chain management for customers and manufacturers, and added value services such as component programming and special packaging.

Wyle Systems represents the electronics systems business, engages in the wholesale distribution of computer systems, computer peripherals such as printers and monitors, PC application software and networking products to members of the retail trade and system integrators in the United States.


                                                   Nine Months Ended
                                                   September 30, 2000
                                                ------------------------
                                                     Wyle          Wyle
                                                 Electronics     Systems
                                                 -----------     -------
Assets                                            $1,178,544   $ 261,127
Revenue                                            1,417,364     513,226
Depreciation and amortization                         32,927       3,149
Capital expenditures                                   5,800       7,660
Operating profit (loss)                               93,181     (51,071)
Interest expense, net                                (31,247)     (9,814)
Income tax (expense) benefit                         (34,544)     24,399
Net income (loss)                                     27,390     (36,486)

Miscellaneous immaterial amounts in certain categories presented are attributable to the other businesses of the Company.

Wyle Electronics Group
Combined Statement of Operations
(in thousands)

                                                   Nine Months ended
                                                     September 30,
                                               ------------------------
                                                   2000          1999
                                                   ----          ----
                                                      (Unaudited)

Net revenues                                   $1,930,590    $1,402,675
Cost of net revenues                           (1,641,259)   (1,199,665)
                                               ----------    ----------
Gross profit                                      289,331       203,010

Selling and administrative expenses              (224,017)     (162,796)
Goodwill amortization                             (23,204)      (22,793)
Interest expense, net                             (41,061)      (32,808)
                                               ----------    ----------

Income (loss) before income taxes                   1,049       (15,387)
Income tax provision                              (10,145)       (3,402)
                                               ----------    ----------
Net loss                                       $   (9,096)   $  (18,789)
                                               ==========    ==========

The accompanying notes are an integral part of the combined financial statements.

Wyle Electronics Group
Combined Balance Sheet
(in thousands, except share data)

                                          September 30,    December 31,
                                             2000             1999
                                          ------------     -----------
                                                  (Unaudited)

Assets
Current assets:
 Cash and cash equivalents                $   19,929      $   12,592
    Accounts receivable (less allowance
     of $51,838 in 2000 and $30,221
     in 1999)                                452,096         338,479
    Inventory, net                           466,417         356,634
    Prepaid expenses and other assets         60,017          45,038
                                          ----------      ----------
Total current assets                         998,459         752,743

Property, plant and equipment, net            62,983          64,646
Intangible assets, net                       353,477         386,681
Other assets                                  24,752          24,742
                                          ----------      ----------
Total assets                              $1,439,671      $1,228,812
                                          ==========      ==========

Liabilities and Parent's Equity
Current liabilities:
 Notes payable to affiliated companies       714,003         570,718
    Accounts payable                         196,499         113,503
    Accrued liabilities                       83,307          87,634
                                          ----------      ----------
Total current liabilities                    993,809         771,855

Notes payable                                 50,000          50,000
Notes payable to affiliated companies        200,000         200,000
Other                                         14,852          16,851
                                          ----------      ----------
Total liabilities                          1,258,661       1,038,706

Parent's equity:
 Investment by parent                        263,433         263,431
                                          ----------      ----------
    Accumulated deficit                      (82,423)        (73,325)
                                          ----------      ----------
Total parent's equity                        181,010         190,106
                                          ----------      ----------
Total liabilities and parent's equity     $1,439,671      $1,228,812
                                          ==========      ==========


The accompanying notes are an integral part of the combined financial statements.

Wyle Electronics Group
Combined Statements of Cash Flows
(in thousands)

                                                    Nine Months ended
                                                      September 30,
                                                 ----------------------
                                                   2000          1999
                                                   ----          ----
                                                      (Unaudited)

Cash flows from operating activities:
Net income (loss)                                $  (9,096)  $  (18,789)
Adjustments to reconcile net loss to net
 cash used in operating activities:
  Depreciation and amortization                     36,077       32,736
  (Gain)/loss on retirement of fixed assets             13          (15)
  Provision for losses on accounts receivable
   and inventory obsolescence                       53,488       21,982
  Changes in operating assets and liabilities:
    Receivables                                   (143,519)    (104,848)
    Inventory                                     (133,369)      11,765
    Other assets                                    (2,752)      (6,101)
    Accounts payable                                82,996        9,078
    Accrued liabilities                             (4,327)      23,579
    Other non-current liabilities                   (1,999)         561
                                                 ---------    ---------
Net cash used in operating activities             (122,488)     (30,052)
                                                 ---------    ---------
Cash flows from investing activities:
 Acquisition of property, plant and equipment      (13,460)      (8,556)
                                                 ---------    ---------
Net cash used for investing activities             (13,460)      (8,556)
                                                 ---------    ---------
Cash flows from financing activities:
 Proceeds from issuance of notes payable           143,285       38,219
                                                 ---------    ---------
Net cash provided by financing activities          143,285       38,219
                                                 ---------    ---------
Increase (decrease) in cash and cash equivalents     7,337         (389)

Cash and cash equivalents at beginning of period    12,592       12,924
                                                 ---------    ---------
Cash and cash equivalents at end of period       $  19,929    $  12,535
                                                 =========    =========
Supplemental disclosures of cash flow information

Cash paid during the period:
 Interest                                        $  33,065    $  25,960
 Income taxes                                    $  29,202    $   2,909


The accompanying notes are an integral part of the combined financial statements.

ITEM 7.(b)

Included herein is the unaudited pro forma balance sheet of Arrow Electronics, Inc. and the Wyle Electronics Group as of September 30, 2000 and the unaudited pro forma statements of income for the year ended December 31, 1999 and the nine months ended September 30, 2000.

The unaudited pro forma financial statements are based on the historical consolidated financial statements of Arrow Electronics, Inc. ("Arrow") and the combined financial statements of the Wyle Electronics Group ("Wyle"), adjusted to give effect to the acquisition by Arrow of Wyle. The unaudited pro forma statement of income for the year ended December 31, 1999 and the nine months ended September 30, 2000 give effect to the acquisition of Wyle as if it had occurred on January 1, 1999. The unaudited pro forma balance sheet gives effect to the acquisition of Wyle as if it had occurred as of September 30, 2000.

The pro forma adjustments are based upon available information and certain assumptions which we believe are reasonable. In our opinion, all adjustments that are necessary to present fairly the pro forma data have been made. The unaudited pro forma financial statements do not purport to present what our results of operations or financial condition would actually have been had the acquisition in fact occurred on such dates or to project our results of operations or financial condition for any future period or date.


UNAUDITED PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2000
(In millions)

                                  Historical               Pro Forma
                                  ----------               ---------
                              Arrow       Wyle     Adjustments   As Adjusted
                              -----       ----     -----------   -----------
Current assets
  Cash and short-term
   investments               $   43     $   20                        $   63
  Accounts receivable, net    2,283        452                         2,735
  Inventories                 1,926        466                         2,392
  Prepaid expenses and
   other assets                  43         60       $  50(d)            153
                             ------     ------       -----            ------
Total current assets          4,295        998          50             5,343
                             ------     ------       -----            ------
Property, plant and
  equipment, net                241         63         (30)(f)           274
Investments in
 affiliated companies            38                                       38
Cost in excess of net assets
  of companies acquired and
  intangibles, net of
  accumulated amortization    1,000        353        (353)(e)         1,220
                                                       166 (e)
                                                        54 (f)
Other assets                    134         25           6 (d)           191
                                                        26 (f)
                             ------     ------       -----            ------
                             $5,708     $1,439       $ (81)           $7,066
                             ======     ======       =====            ======
Current liabilities
  Accounts payable           $1,141     $  196                        $1,337
  Accrued expenses              408         83       $  50 (f)           541
  Short-term borrowings,
    including current
    maturities of long-term
    debt and capital lease
    obligations               1,465                    200 (d)         1,665
  Due to affiliated
   companies                               714        (714)(d)
                             ------      -----       -----            ------
Total current liabilities     3,014        993        (464)            3,543
                             ------      -----       -----            ------
Long-term debt and capital
 lease obligations              859         50         875 (d)         1,673
                                                       (50)(d)
                                                       (61)(d)
Due to affiliated companies                200        (200)(d)
Other liabilities                69         15                            84

Shareholders' equity
  Common stock                  104                                      104
  Capital in excess of
   Par value                    528        263        (263)(d)           528
  Retained earnings           1,488        (82)         82 (d)         1,488
  Foreign currency
   translation adjustment      (196)                                    (196)
                             ------       ----       -----            ------
                              1,924        181        (181)            1,924
Less:Treasury stock             149                                      149
     Unamortized employee
      stock awards                9                                        9
                             ------     ------       -----            ------
Total shareholders' equity    1,766        181        (181)            1,766
                             ------     ------       -----            ------
                             $5,708     $1,439       $ (81)           $7,066
                             ======     ======       =====            ======

UNAUDITED PRO FORMA STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2000
(In millions except per share data)

                                 Historical               Pro Forma
                                 ----------               ---------
                              Arrow       Wyle     Adjustments   As Adjusted
                              -----       ----     -----------   -----------
Sales                        $9,268     $1,931                       $11,199
                             ------     ------                       -------
Cost and expenses
  Cost of products sold       7,823      1,641                         9,464
  Selling, general and
   administrative expenses      845        212                         1,057
  Depreciation and
   amortization                  63         36           $(23)(a)         83
                                                            7 (a)
                             ------     ------           ----        -------
                              8,731      1,889            (16)        10,604
                             ------     ------           ----        -------
Operating income                537         42             16            595
Equity in (loss) of
 affiliated companies            (3)                                      (3)
Interest expense, net           107         41            (41)(b)        169
                                                           62 (b)
                             ------     ------           ----        -------
Earnings (loss) before
 income taxes and minority
 interest                       427          1             (5)           423
Provision for (benefit
 from) income taxes             175         10             (8)(c)        177
                            -------     ------           ----        -------
Earnings (loss) before
 minority interest              252         (9)             3            246
Minority interest                 3                                        3
                            -------     ------           ----        -------
Net income (loss)           $   249     $   (9)          $  3        $   243
                            =======     ======           ====        =======
Per common share
   Basic                    $  2.58                                  $  2.52
                            =======                                  =======
   Diluted                  $  2.53                                  $  2.47
                            =======                                  =======
Average number of common
 shares outstanding
   Basic                         96                                       96
                            =======                                  =======
   Diluted                       98                                       98
                            =======                                  =======

UNAUDITED PRO FORMA STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1999
(In millions except per share data)

                                 Historical               Pro Forma
                                 ----------               ---------
                              Arrow       Wyle     Adjustments   As Adjusted
                              -----       ----     -----------   -----------
Sales                        $9,313     $1,929                       $11,242
                             ------     ------                       -------
Cost and expenses
  Cost of products sold       8,011      1,652                         9,663
  Selling, general and
   administrative expenses      867        200                         1,067
  Depreciation and
   amortization                  71         44           $(31)(a)         93
                                                            9 (a)
  Integration charge             25                                       25
                             ------     ------           ----        -------
                              8,974      1,896            (22)        10,848

Operating income                339         33             22            394
Equity in (loss) of
 affiliated companies            (1)                                      (1)
Interest expense, net           107         45            (45)(b)        189
                                                           82 (b)
                             ------     ------           ----        -------
Earnings (loss) before
 income taxes and minority
 interest                       231        (12)           (15)           204
Provision for (benefit
 from) income taxes             102         10            (15)(c)         97
Earnings (loss) before
 minority interest              129        (22)                          107
Minority interest                 5                                        5
                            -------     ------           ----        -------
Net income (loss)           $   124     $  (22)          $           $   102
                            =======     ======           ====        =======
Per common share
   Basic                    $  1.31                                  $  1.07
                            =======                                  =======
   Diluted                  $  1.29                                  $  1.06
                            =======                                  =======
Average number of common
 shares outstanding
   Basic                         95                                       95
                            =======                                  =======
   Diluted                       96                                       96
                            =======                                  =======

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

     (a) Adjustments to eliminate the historical amortization of the cost in excess of net assets acquired recorded by the Wyle Electronics Group and other intangibles and the recognition of the amortization of the cost in excess of net assets acquired, over 20 years, created as a result of the acquisition of the Wyle Electronics Group (the "acquisition").

     (b) Adjustments to eliminate the historical interest expense recorded by the Wyle Electronics Group and the recognition of the interest expense associated with the financing of the acquisition and the bridge loan to an affiliate of Schroder Ventures, net of the interest paid on the bridge loan, as well as the amortization of the related deferred financing costs.

     (c) Adjustments to record the tax benefit associated with the reduction in taxable income as a result of the incremental interest expense of the debt to finance the acquisition.

     (d) Adjustments to record the financing associated with the acquisition, the related deferred financing costs, and the purchase price of the acquisition (in millions):

     Total financing:
       Short-term                                                  $  200
       Long-term                                                      875
                                                                   ------
                                                                    1,075
                                                                   ======

     Payment of purchase price                                        958
     Bridge loan to an affiliate of Schroder Ventures                  50
     Cost of debt financing                                             6
                                                                   ------
          Borrowings in respect of purchase                         1,014
                                                                   ------
          Proceeds utilized to repay other borrowings              $   61
                                                                   ======

     (e) Adjustments to eliminate the cost in excess of net assets of companies acquired historically recorded by the Wyle Companies and to give recognition to the cost in excess of net assets acquired of the Wyle Companies as a result of the acquisition as follows (in millions):

     Cash                                           $ 20
     Accounts receivable                             452
     Inventories                                     466
     Prepaid expenses and other assets                60
                                                    ----
                                                    $998           $  998
                                                    ====
     Property, plant and equipment, net                                63
     Other assets                                                      25
                                                                   ------
                                                                    1,086

     Accounts payable                               $196
     Accrued expenses                                 83
                                                    ----
                                                    $279              279
                                                    ====
     Other liabilities                                                 15
                                                                   ------
       Net assets acquired                                            792
     Purchase price                                                   958
                                                                   ------
       Cost in excess of net assets acquired                       $  166
                                                                   ======

     (f) Adjustment to record the preliminary estimate of integration costs, the write-off of certain property, plant and equipment, and the related deferred taxes.